AMENDMENT No. 1 AND AGREEMENT dated as of February 8,
                  2007 (this "Amendment") to the Senior Secured Revolving Credit Agreement dated as of December 6, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among BLACKROCK KELSO CAPITAL CORPORATION (the "Borrower"), CITIBANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent (together, the "Existing Lenders").

         WHEREAS, pursuant to the Credit Agreement, the Existing Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrower has requested that the Existing Lenders amend certain provisions of the Credit Agreement as set forth in this Amendment and the Lenders whose signatures appear below are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

         WHEREAS, the Borrower has requested that MERRILL LYNCH CAPITAL CORPORATION, BEAR STEARNS CORPORATE LENDING INC. and UBS LOAN FINANCE LLC (together, the "Additional Lenders") become Lenders under the Credit Agreement and provide additional Commitments to extend credit to the Borrower on the terms and subject to the conditions set forth in the Credit Agreement; and

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

         SECTION 2. Amendments to Section 1.01. (a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

         "Amendment Effective Date" means February 8, 2007.

         "Reaffirmation Agreement" means the Reaffirmation Agreement dated February 8, 2007 between the Borrower and Citibank, as Administrative Agent and Collateral Agent, as the same shall be modified and supplemented from time to time.

         (b) The definition of the term "Collateral and Guarantee Requirement" is hereby amended by (i) deleting the text "the Guarantee and Security Agreement" in clause (a) and substituting the text "each of the Guarantee and Security Agreement and the Reaffirmation Agreement" therefor.

         (c) The definition of the term "Initial Lender" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text "and" and substituting the text "," therefor and (ii) inserting the following text immediately before the period at the end of such definition:

     ", Merrill Lynch Capital Corporation, Bear Stearns Corporate Lending Inc. and UBS Loan Finance LLC"

         (d) The definition of the term "Multicurrency Commitment" is hereby amended by deleting the amount "$225,000,000" and substituting in lieu therefor the amount "$400,000,000".

         (e) The definition of the term "Security Documents" is hereby amended by inserting the text "the Reaffirmation Agreement," immediately after the text "the Guarantee and Security Agreement,".

         SECTION 3. Amendment of Section 2.08. (a) Section 2.08(e)(i)(B) of the Credit Agreement is hereby amended by deleting the amount "$500,000,000" and substituting in lieu therefor the amount "$1,000,000,000".

         (b) Section 2.08(e)(iii) of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and by inserting in lieu therefor the following text:

     "[Reserved]"

         (c) Section 2.08(e)(v) of the Credit Agreement is hereby amended by (i) deleting the text "and, with respect to the Initial Lenders, any decrease in Commitments pursuant to paragraph (iii)" at the end of clause (B) of such paragraph in its entirety and (ii) deleting the text in parentheses "(or, with respect to the Initial Lenders, decreased)" at the end of such paragraph in its entirety.

         SECTION 4. Amendment of Section 3.04. Section 3.04(a)(ii) of the Credit Agreement is hereby amended by (i) deleting the text "and six-month" and substituting the text ", six- and nine-month" therefor and (ii) deleting the text "and June 30, 2006" and substituting the text ", June 30, 2006 and September 30, 2006" therefor.

         SECTION 5. Amendment of Section 3.12. Section 3.12(a) of the Credit Agreement is hereby amended by deleting the text "Effective Date" and substituting the text "Amendment Effective Date" therefor.

         SECTION 6. Amendment of Section 9.02. Section 9.02(b) of the Credit Agreement is hereby amended by deleting the text "Section 5.12(c)(ii)" at the end of clause (A) of the second proviso and substituting the text "Section 5.12(c)" therefor.

         SECTION 7. Amendment of Schedule I. Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I hereto.

         SECTION 8. Agreement of the Additional Lenders. On the Amendment Effective Date (as defined below), each Additional Lender by its signature below becomes a Lender under the Credit Agreement and agrees to the terms of this Amendment and the Credit Agreement as amended hereby. Each reference to a "Lender" in the Credit Agreement shall be deemed to include the Additional Lenders.

         SECTION 9. Adjustments of Borrowings upon Effectiveness of Amendment. On the Amendment Effective Date (as defined below), the Borrower shall (A) prepay, in full, the Loans (if any) outstanding under any Class of Commitments under the Credit Agreement that is affected by the Commitments of the Additional Lenders, (B) simultaneously borrow new Loans of such Class under the Credit Agreement in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any Existing Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Existing Lender will be subsequently borrowed from such Existing Lender and (y) the Existing Lenders and the Additional Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (after giving effect to such Commitment of the Additional Lenders) and (C) pay to the Existing Lenders of such Class the amounts, if any, payable under Section 2.15 of the Credit Agreement as a result of any such prepayment. Concurrently therewith, the Lenders of such Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Commitments of such Class (after giving effect to such Commitment of the Additional Lenders).

         SECTION 10. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

         (a) This Amendment is within the Borrower's corporate powers and has been duly authorized by all necessary corporate action and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (b) the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date of this Amendment or, as to any such representation or warranty that refers to a specific date, as of such specific date;

         (c) immediately before and after giving effect to this Amendment, the aggregate Covered Debt Amount does not exceed the Borrowing Base reflected on the Borrowing Base Certificate most recently delivered to the Administrative Agent; and

         (d) immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

         SECTION 11. Conditions to Effectiveness. This Amendment and the Commitments of the Additional Lenders shall not become effective until the date on which all the following conditions are satisfied:

         (a) Opinion of Counsel to the Borrower. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date (as defined below)) of Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel for the Borrower in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

         (b) Corporate Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

         (c) Officer's Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date (as defined below) and signed by the President, a Vice President, the Chief Operating Officer or a Financial Officer of the Borrower, confirming that the representations and warranties set forth in Section 10 hereof are true and correct.

         (d) Liens. The Administrative Agent shall have received the results of a recent lien search in each relevant jurisdiction with respect to the Borrower which shall confirm the priority of the Liens in favor of the Collateral Agent created pursuant to the Security Documents and reveal no Liens on any of the assets of the Borrower or its Subsidiaries except for Liens under the Security Documents or permitted under Section 6.02 of the Credit Agreement.

         (e) Reaffirmation Agreement. A Reaffirmation Agreement substantially in the form of Exhibit A hereto (the "Reaffirmation Agreement") shall have been executed and delivered by each party thereto.

         (f) Other Documents. The Administrative Agent shall have received such other documents as it or any Lender or special New York counsel to Citibank may reasonably request.

         (g) Prepayment of Loans. The Borrower shall have (A) prepaid in full all Loans (if any) outstanding under any Class of Commitments under the Credit Agreement that is affected by the Commitments of the Additional Lenders as set forth in Section 9 hereof and (B) paid to the Existing Lenders of such Class the amounts, if any, payable under Section 2.15 of the Credit Agreement as a result of any such prepayment.

         (h) Payment of Fees and Expenses. The Borrower shall have paid in full such fees as the Borrower shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Cravath, Swaine & Moore LLP, special New York counsel to Citibank, in connection with the negotiation, preparation, execution and delivery of this Amendment and the Reaffirmation Agreement (to the extent that statements for such fees and expenses have been delivered to the Borrower).

         SECTION 12. Effectiveness. Subject to the immediately preceding Section, this Amendment shall become effective as of February 8, 2007 (such date, the "Amendment Effective Date") when the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

         SECTION 13. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

         SECTION 14. Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

         SECTION 15. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

         SECTION 16. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.




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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                     BLACKROCK KELSO CAPITAL CORPORATION,

                                        By: /s/ Michael Lazar
                                            ------------------------------------
                                            Name:  Michael Lazar
                                            Title: Chief Operating Officer

                                        EXISTING LENDERS:

                                        CITIBANK, N.A., individually and as
                                        Administrative Agent,

                                             By: /s/ Alexander Duka
                                                 -------------------------------
                                                 Name:  Alexander Duka
                                                 Title: Managing Director


                                        JPMORGAN CHASE BANK, N.A., individually
                                        and as Syndication Agent,

                                             By: /s/ Richard Poworoznek
                                                 -------------------------------
                                                 Name:  Richard J. Poworoznek
                                                 Title: Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        individually and as Documentation Agent,

                                             By: /s/ William R. Goley
                                                 -------------------------------
                                                 Name:  William R. Goley
                                                 Title: Director

                                        ADDITIONAL LENDERS:

                                        MERRILL LYNCH CAPITAL CORPORATION,

                                             By: /s/ John C. Rowland
                                                 -------------------------------
                                                 Name:  John C. Rowland
                                                 Title: Vice President


                                        BEAR STEARNS CORPORATE LENDING INC.,

                                             By: /s/ Victor Bulzacchelli
                                                 -------------------------------
                                                 Name:  Victor Bulzacchelli
                                                 Title: Vice President

                                        UBS LOAN FINANCE LLC,

                                             By: /s/ Richard Tavrow
                                                 -------------------------------
                                                 Name:  Richard L. Tavrow
                                                 Title: Director

                                             By: /s/ Irja R. Otsa
                                                 -------------------------------
                                                 Name:  Irja R. Otsa
                                                 Title: Associate Director